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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-4, Amendment No. 4, of our report dated May 30, 1997 (except for Note 10, as to which the date is June 20, 1997), on our audits of the consolidated financial statements and financial statement schedule of HCC Industries Inc. We also consent to the reference to our firm under the caption "Experts".

/s/ Coopers & Lybrand L.L.P.
Coopers & Lybrand L.L.P.

Los Angeles, CA

October 31, 1997